Exhibit 10.2

EXECUTION VERSION

INCREMENTAL FACILITY AMENDMENT AND AMENDMENT NO. 1 (this “Amendment”) dated as of June 15, 2007, among HEXION LLC, a Delaware limited liability company (“Holdings”), HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation (the “U.S. Borrower”), HEXION SPECIALTY CHEMICALS CANADA, INC., a Canadian corporation (the “Canadian Borrower”), HEXION SPECIALTY CHEMICALS B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), HEXION SPECIALTY CHEMICALS UK LIMITED, a corporation organized under the laws of England and Wales, and BORDEN CHEMICAL UK LIMITED, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower and the Dutch Borrower, the “Borrowers”), the LENDERS (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Second Amended and Restated Credit Agreement referred to below, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 3, 2006, among Holdings, the Borrowers, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto, as in effect immediately prior to this Amendment (the “Credit Agreement”).

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks (such terms and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement (as amended hereby)) have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

C. The undersigned Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

D. Pursuant to Section 2.21 of the Credit Agreement, the Borrowers have further requested that the Incremental Lenders (as defined below) provide Incremental Term Loans in the form of Other Term Loans in an aggregate principal amount of $200,000,000 (of which $100,000,000 will be made in euros) (the commitments of the Incremental Lenders to make such Incremental Term Loans being referred to herein as the “Excluded Incremental Term Loan Commitments”).

E. The Incremental Lenders are willing to provide such Incremental Term Loans to the Dutch Borrower pursuant to the terms and subject to the conditions set forth herein.

F. With respect to such Incremental Term Loans J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC will act as joint lead arrangers and joint bookrunners (together, in such capacities, the “Incremental Arrangers”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 18 hereof shall have been satisfied (or waived by each of the requisite Lenders).

“Amendment Transactions” shall mean the execution and delivery of this Amendment and the Reaffirmation Agreement (as defined in Section 16(i) hereof) by each Person party hereto or thereto, the satisfaction of the conditions to the effectiveness hereof and thereof and the consummation of the transactions contemplated hereby and thereby.

“Acquisition Agreement” shall mean that certain Business Transfer Agreement by and among Arkema GmbH, Arkema (SA), Blitz F07-sechzig-zwei GmbH and Hexion Specialty Chemicals, Inc., dated as of May 24, 2007, as amended or supplemented as of the date of this Agreement.

“Fee Letter” shall mean the Fee Letter dated May 22, 2007, by and among the U.S. Borrower, the Incremental Arrangers and the other parties party thereto.

“Incremental Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 16 hereof shall have been satisfied (or waived by each of the Incremental Lenders).

“Incremental Lenders” shall mean the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04 of the Credit Agreement), as well as any person that becomes an “Incremental Lender” hereunder pursuant to Section 9.04 of the Credit Agreement.

“Tranche C-5 Term Loan Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to make a Tranche C-5 Term Loan hereunder on the Incremental Effective Date, expressed as an amount representing the maximum principal amount of the Tranche C-5 Term Loan to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto or in the Assignment and Acceptance Agreement pursuant to which such Incremental Lender shall have assumed its Incremental Term Loan Commitment, as applicable. The aggregate amount of the Incremental Tranche C-5 Term Loan Commitments of all Incremental Lenders as of the date of this Amendment is $100,000,000.

“Tranche C-5 Term Loans” shall mean the loans made pursuant to Section 2 of this Amendment.

“Tranche C-6 Term Loan Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to make a Tranche C-6 Term Loan hereunder on the Incremental Effective Date, expressed as an amount representing the maximum principal amount of the Tranche C-6 Term Loan to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto or in the Assignment and Acceptance Agreement pursuant to which such Incremental Lender shall have assumed its Incremental Term Loan Commitment, as applicable. The aggregate amount of the Incremental Tranche C-6 Term Loan Commitments of all Incremental Lenders as of the date of this Amendment is an amount in euros equal to $100,000,000.

“Tranche C-6 Term Loans” shall mean the loans made pursuant to Section 2 of this Amendment.

SECTION 2. Commitment. Subject to the terms and conditions set forth herein, each Incremental Lender agrees to make (i) Tranche C-5 Term Loans to the Dutch Borrower in U.S. Dollars from its U.S. Lending Office on the Incremental Effective Date in a principal amount not to exceed such Incremental Lender’s Tranche C-5 Term Loan Commitment and (ii) Tranche C-6 Term Loans to the Dutch Borrower in euros from its Euro Lending Office on the Incremental Effective Date in a principal amount not to exceed such Incremental Lender’s Tranche C-6 Term Loan Commitment. The funding of the Tranche C-5 Term Loans and the Tranche C-6 Term Loans on the Incremental Effective Date shall be consummated at a closing to be held at the offices of O’Melveny & Myers LLP, or at such other place as the Borrowers and the Administrative Agent shall agree upon. Unless previously terminated, the Tranche C-5 Term Loan Commitments and the Tranche C-6 Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Incremental Effective Date.

SECTION 3. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Arkema Acquiror” shall mean Blitz F07-sechzig-zwei GmbH.

“Dutch Financial Supervisory Act” shall mean the Financial Supervision Act (Wet op het Financieel Toezicht), as amended from time to time

“First Amendment Effective Date” shall have the meaning assigned to the term “Amendment Effective Date” in Section 1 of the Incremental and First Amendment.

“Incremental and First Amendment” shall mean the Incremental Facility Amendment and Amendment No. 1, dated as of June 15, 2007, among Holdings, the Borrowers, the Lenders party thereto and the Administrative Agent.

“Incremental Effective Date” shall have the meaning set forth in Section 1 of the Incremental and First Amendment.

“Repricing Transaction” shall mean any voluntary prepayment or redemption of outstanding Term Loans, other than in connection with any merger, disposition or acquisition, resulting from any repayment, refinancing, substitution or replacement, in whole or in part, of all or a portion of principal of the outstanding Term Loans, directly or indirectly, from the net proceeds of any Indebtedness of the Borrowers having an effective interest rate that is less than the Applicable Margin for the Term Loans, including, without limitation, as may be effected through any Incremental Term Loans or any other new or additional loans under this Agreement or by an amendment of any provisions of this Agreement relating to the Applicable Margin for the Term Loans.

“Tranche C-5 Lender” shall mean a Lender with a Tranche C-5 Term Loan Commitment or an outstanding Tranche C-5 Term Loan.

“Tranche C-5 Term Loan Commitment” shall have the meaning set forth in Section 1 of the Incremental and First Amendment.

“Tranche C-5 Term Loans” shall have the meaning set forth in Section 1 of the Incremental and First Amendment.

“Tranche C-6 Lender” shall mean a Lender with a Tranche C-6 Term Loan Commitment or an outstanding Tranche C-6 Term Loan.

“Tranche C-6 Term Loan Commitment” shall have the meaning set forth in Section 1 of the Incremental and First Amendment.

“Tranche C-6 Term Loans” shall have the meaning set forth in Section 1 of the Incremental and First Amendment.

(b) The definition of the term “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “2.50% per annum in the case of any Eurocurrency Loan and 1.00% per annum in the case of any ABR Loan or Base Rate Loan “ and replacing it with “2.25% per annum in the case of any Eurocurrency Loan and 0.75% per annum in the case of any ABR Loan or Base Rate Loan” and (ii) deleting the text “and (ii)” and replacing it with “, (ii) with respect to any Tranche C-3 Credit-Linked Deposit or Tranche C-3 L/C Disbursement, as applicable, 2.50% per annum in the case of any Eurocurrency Loan and 1.00% in the case of any ABR Loan or Base Rate Loan and (iii)”.

(c) The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “Tranche C-5 Term Loans, Tranche C-6 Term Loans,” immediately following the occurrence of the text “Tranche C-4 Term Loans,” set forth therein and is hereby further amended by inserting the text “Tranche C-5 Term Loan Commitment, Tranche C-6 Term Loan Commitment,” immediately following the occurrence of the text “Tranche C-4 Term Loan Commitment,” set forth therein.

(d) The definition of the term “Commitments” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “Tranche C-5 Term Loan Commitment, Tranche C-6 Term Loan Commitment,” immediately following the occurrence of the text “Tranche C-4 Term Loan Commitment,” set forth therein.

(e) The definition of the term “Dutch Banking Act” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(f) The definition of the term “Dutch Term Loan Obligations” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, the Tranche C-5 Term Loans and the Tranche C-6 Term Loans” immediately following each occurrence of the text “the Tranche C-2 Term Loans” set forth therein.

(g) The definition of the term “Euro Lending Office” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“Euro Lending Office” shall mean, as to any European Tranche Lender, Tranche C-2 Lender or Tranche C-6 Lender, the applicable branch, office or Affiliate of such European Tranche Lender, Tranche C-2 Lender or Tranche C-6 Lender designated (i) by such European Tranche Lender to make Loans to the Dutch Borrower and the U.K. Borrowers or (ii) by such Tranche C-2 Lender or Tranche C-6 Lender to make Loans to the Dutch Borrower.

(h) The definition of the term “Exemption Regulation” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(i) The definition of the term “Foreign Subsidiary Loan Party” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text set forth between parentheses in clause (c) thereof and replacing it with the text “other than the Arkema Acquiror and each of its subsidiaries until the actions contemplated by Section 5.14 have been consummated”.

(j) The definition of the term “Incremental Amount” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “$200.0 million” set forth therein and replacing it with the text “$300.0 million” and is further amended by inserting the words “(other than Excluded Incremental Term Loan Commitments (as defined in the Incremental and First Amendment))” immediately after the words “Incremental Term Loan Commitments” set forth therein.

(k) The definition of the term “Incremental Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “or” immediately preceding the text “Tranche C-4 Term Loans” set forth therein and replacing it with the symbol “, “ and is further amended by inserting the text “Tranche C-5 Term Loans or Tranche C-6 Term Loans” immediately following the occurrence of the text “Tranche C-4 Term Loans” set forth therein.

(l) The definition of the term “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “the Incremental and First Amendment,” immediately following the occurrence of the text “the Amendment Agreement,” set forth therein.

(m) The definition of the term “PMP” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“PMP” shall mean shall mean any entity which extends funds to the Dutch Borrower of €50,000 (or its equivalent thereof in another currency) or more.

(n) The definition of the term “Policy Guidelines” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(o) The definition of the term “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, Tranche C-5 Term Loans, Tranche C-6 Term Loans” immediately following the occurrence of the text “Tranche C-4 Term Loans” set forth therein.

(p) The definition of the term “Tranche” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “and” immediately preceding the text “(g) the Tranche C-4 Term Loan Commitments and the Tranche C-4 Term Loans” set forth therein and replacing it with the symbol “, “ and is hereby further amended by inserting the text “(h) the Tranche C-5 Term Loan Commitments and the Tranche C-5 Term Loans and (i) the Tranche C-6 Term Loan Commitments and the Tranche C-6 Term Loans” immediately following the text “(g) the Tranche C-4 Term Loan Commitments and the Tranche C-4 Term Loans” set forth therein.

(q) The definition of the term “Transactions” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“Transactions” shall mean, collectively, (a) the consummation of the Debt Tender Offer, (b) the Existing Borden Floating Rate Notes Redemption, (c) the sale and issuance of the New Second Secured Notes and the execution and delivery of the New Second Secured Notes Documents, (d) the entering into of the Amendment Agreement and the other Loan Documents and the incurrence of all Tranche C-4 Initial Term Loans hereunder on the Amendment Effective Date and the incurrence of all Tranche C-1 Delayed Draw Term Loans on and after the Amendment Effective Date, (e) the declaration and payment of a dividend or other distribution on or after the Amendment Effective Date in an amount not to exceed $500.0 million to shareholders of the U.S. Borrower and its direct and indirect parents, (f) the entering into of the Incremental and First Amendment and the other Loan Documents and the incurrence of all Tranche C-5 Term Loans and Tranche C-6 Term Loans thereunder on the Incremental Effective Date, (g) the acquisition, directly or indirectly, of assets or equity interests of the German resins and formaldehyde business of Arkema GmbH and (h) the payment of all fees and expenses in connection therewith to be paid on, prior to or subsequent to the First Amendment Effective Date.

(r) The definition of the term “U.S. Lending Office” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“U.S. Lending Office” shall mean, (i) as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Loans to the U.S. Borrower or (ii) as to any Tranche C-5 Lender, the applicable branch, office or Affiliate of such Tranche C-5 Lender designated by such Tranche C-5 Lender to make Loans to the Dutch Borrower.

SECTION 4. Amendment to Section 2.02. Section 2.02(c) of the Credit Agreement is hereby amended by inserting the text “, the Tranche C-5 Term Loans, the Tranche C-6 Term Loans” immediately following the occurrence of the text “the Tranche C-4 Term Loans” set forth therein.

SECTION 5. Amendment to Section 2.11. (a) Section 2.11(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following text and table:

“(i) Subject to the other paragraphs of this Section, the U.S. Borrower shall repay Tranche C-1 Term Borrowings and Tranche C-4 Term Borrowings and the Dutch Borrower shall repay Tranche C-2 Term Borrowings, Tranche C-5 Term Borrowings and Tranche C-6 Term Borrowings on each date set forth below (each such date being referred to as a “Term Loan Installment Date”) (v) in the case of Tranche C-1 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-1 Term Loans made on or prior to June 15, 2006, (w), in the case of Tranche C-2 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-2 Term Loans made on the May 2006 Amendment Effective Date, (x) in the case of Tranche C-4 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the sum of (I) the aggregate principal amount of the Tranche C-4 Initial Term Loans made on the Amendment Effective Date and (II) the aggregate principal amount of Tranche C-4 Delayed Draw Term Loans made on or prior to the earlier of the Delayed Draw Expiration Date and such Term Loan Installment Date, (y) in the case of Tranche C-5 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-5 Term Loans made on the Incremental Effective Date and (z) in the case of Tranche C-6 Term Borrowings, in the aggregate principal amount equal to the product of (A) the percentage set forth below opposite such Term Loan Installment Date and (B) the aggregate principal amount of the Tranche C-6 Term Loans made on the Incremental Effective Date:

Date	Amount of Tranche C-1 Term Borrowings to Be Repaid	Amount of Tranche C-2 Term Borrowings to Be Repaid	Amount of Tranche C-4 Term Borrowings to Be Repaid	Amount of Tranche C-5 Term Borrowings to Be Repaid	Amount of Tranche C-6 Term Borrowings to Be Repaid
September 30, 2006	0.25%	0.25%	—	—	—
December 31, 2006	0.25%	0.25%	0.25%	—	—
March 31, 2007	0.25%	0.25%	0.25%	—	—
June 30, 2007	0.25%	0.25%	0.25%	—	—
September 30, 2007	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2007	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2008	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2008	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2008	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2008	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2009	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2009	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2009	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2009	0.25%	0.25%	0.25%	0.25%	0.25%

March 31, 2010	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2010	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2010	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2010	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2011	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2011	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2011	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2011	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2012	0.25%	0.25%	0.25%	0.25%	0.25%
June 30, 2012	0.25%	0.25%	0.25%	0.25%	0.25%
September 30, 2012	0.25%	0.25%	0.25%	0.25%	0.25%
December 31, 2012	0.25%	0.25%	0.25%	0.25%	0.25%
March 31, 2013	0.25%	0.25%	0.25%	0.25%	0.25%
Term Facility Maturity Date	93.25%	93.25%	93.50%	94.25%	94.25%

To the extent not previously paid, outstanding Term Loans shall be due and payable on the Term Facility Maturity Date.”

(b) Section 2.11(d) of the Credit Agreement is hereby amended by inserting the text “, Tranche C-5 Term Borrowings, Tranche C-6 Term Borrowings” immediately following the occurrence of the text “Tranche C-4 Term Borrowings” set forth therein.

SECTION 6. Amendment to Section 2.12. Section 2.12 of the Credit Agreement is hereby amended by inserting the following new subsection 2.12(e) at the end of such Section:

“(e) Notwithstanding anything to the contrary, each prepayment of Term Loans pursuant to Section 2.11(a) made on or before the date that is one year after the First Amendment Effective Date in connection with any Repricing Transaction shall be accompanied by a prepayment premium equal to 1.00% of the aggregate principal amount of each such prepayment.”

SECTION 7. Amendment to Section 2.20. Section 2.20 of the Credit Agreement is hereby amended by inserting the following new subsection 2.20(d) at the end of such Section:

“(d) Notwithstanding anything to the contrary, any assignment of any Lender’s Term Loans pursuant to Section 2.20(c) effected on or before the date that is one year after the First Amendment Effective Date in connection with a Repricing Transaction shall be accompanied by a prepayment premium equal to 1.00% of the aggregate principal amount of the Term Loans assigned, with such premium to be paid by the Borrowers in cash to the assigning Lender.”

SECTION 8. Amendment to Section 2.21.

(a) Section 2.21(a) of the Credit Agreement is hereby amended by:

(i) inserting the text “, Tranche C-5 Term Loan Commitments, Tranche C-6 Term Loan Commitments” immediately following the occurrence of the text “Tranche C-4 Term Loan Commitments” set forth therein,

(ii) deleting the text “and” immediately preceding the text “the Tranche C-4 Term Loans” set forth therein and replacing it with the symbol “, “ and

(iii) inserting the text “ the Tranche C-5 Term Loans and the Tranche C-6 Term Loans” immediately following text “the Tranche C-4 Term Loans” set forth therein.

(b) Section 2.21(b) of the Credit Agreement is hereby amended by:

(i) inserting the text “, Tranche C-5 Term Loans, Tranche C-6 Term Loans” immediately following the first occurrence of the text “Tranche C-4 Term Loans” set forth therein,

(ii) deleting the text “or” immediately preceding the second occurrence of the text “Tranche C-4 Term Loans” set forth therein and replacing it with the symbol “, “ and

(iii) inserting the text “Tranche C-5 Term Loans or Tranche C-6 Term Loans” immediately following the second occurrence of the text “Tranche C-4 Term Loans” set forth therein.

SECTION 9. Amendment to Section 3.12. Section 3.12 of the Credit Agreement is hereby amended by inserting the following new sentence immediately following the second sentence thereof:

“The proceeds of the Tranche C-5 Term Loans and the Tranche C-6 Term Loans will be used (i) to fund the transactions described in clauses (f), (g) and (h) of the definition of the term “Transactions” and/or (ii) for general corporate purposes.”

SECTION 10. Amendment to Section 3.23. Section 3.23 of the Credit Agreement is hereby amended by inserting the text “, the Tranche C-5 Term Loans and the Tranche C-6 Term Loans” immediately following the occurrence of the text “the Tranche C-2 Term Loans” set forth therein.

SECTION 11. Amendment to Section 3.24. (a) Section 3.24 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“The Dutch Borrower is in compliance with the applicable provisions of the Dutch Financial Supervision Act.”

SECTION 12. Amendment to Section 5.14. Section 5.14 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“SECTION 5.14. German Guarantor and Arkema Acquiror. Use all commercially reasonable efforts to cause the following to be satisfied as soon as practicable after the First Amendment Effective Date: (a) the supervisory board of the German Guarantor and the Arkema Acquiror, as applicable, shall have approved its execution of each Loan Document to which such entity shall be a party required to be delivered on or after the First Amendment Effective Date, (b) the Administrative Agent shall have received from the Arkema Acquiror a counterpart of the Foreign Guarantee Agreement and each other Loan Document required to be delivered on or after the First Amendment Effective Date to be entered into by the Arkema Acquiror signed on behalf of the Arkema Acquiror, (c) the Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on such date, a favorable written opinion of legal counsel to the Arkema Acquiror in the United States and Germany in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request, (d) the Administrative Agent shall have received, in the case of the Arkema Acquiror and each Subsidiary Loan Party that is a subsidiary of the Arkema Acquiror, each of the items referred to in clauses (i), (ii), (iii) and (iv) of Section 4.02(d) of the 2005 Credit Agreement (with references therein to the “Closing Date” to be deemed references to the date upon which the conditions set forth in this Section 5.14 are satisfied, and disregarding the first parenthetical in Section 4.02(d) of the 2005 Credit Agreement), (e) the Collateral and Guarantee Requirement shall have been satisfied with respect to the Arkema Acquiror and each Subsidiary Loan Party that is a subsidiary of the Arkema Acquiror (with references therein to the “Closing Date” to be deemed references to the date upon which the conditions set forth in this Section 5.14 are satisfied, and disregarding the second parenthetical in paragraph (b) and the third parenthetical in paragraph (c) of the Collateral and Guarantee Requirement), (f) unless otherwise agreed upon by the Administrative Agent, all actions required by Sections 5.10(b) and (c) by the Arkema Acquiror and each such Subsidiary Loan Party that is a subsidiary of the Arkema Acquiror shall have been completed and (g) with respect to the German Guarantor and each Subsidiary Loan Party that is a subsidiary of the German Guarantor, reasonably satisfactory evidence of the continuing first-priority perfected Liens under the Security Documents (to the extent intended thereunder) after giving effect to the transactions described in clauses (f), (g) and (h) of the definition of the term “Transactions”.”

SECTION 13. Amendment to Section 9.04. Section 9.04(b)(ii)(D) of the Credit Agreement is hereby amended by deleting the text “OR” immediately preceding the text “TRANCHE C-2 TERM LOANS” set forth therein and replacing it with the symbol “, “ and is further amended by inserting the text “TRANCHE C-5 TERM LOANS OR TRANCHE C-6 TERM LOANS” immediately following the occurrence of the text “TRANCHE C-2 TERM LOANS” set forth therein.

SECTION 14. Amendment to Section 9.22. Section 9.22 of the Credit Agreement is hereby deleted in its entirety and replaced by the following text:

“SECTION 9.22. Dutch Financial Supervision Act. On the date of this Agreement, each Lender (including the Swingline Lender) and each Issuing Bank in respect of the European Tranche or Canadian Tranche, but in case of the Canadian Tranche only to the extent the Dutch Borrower has requested the issuance of a Revolving Letter of Credit thereunder, hereby represents and warrants for the benefit of the Dutch Borrower, the Administrative Agent and the other Lenders that it is a PMP.”

SECTION 15. Amendment to Schedule 9.22. Schedule 9.22 of the Credit Agreement is hereby deleted in its entirety.

SECTION 16. Conditions to Funding. The obligations of the Incremental Lenders to make the Tranche C-5 Term Loans and the Tranche C-6 Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received (i) from the Dutch Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the Borrowing of the Tranche C-5 Term Loans and the Tranche C-6 Term Loans that complies with the requirements of Section 2.03 of the Credit Agreement and (ii) from the Dutch Borrower and the Incremental Lenders party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Incremental Effective Date, a favorable written opinion of (i) O’Melveny & Myers LLP, special counsel for Holdings and the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (ii) local foreign counsel reasonably satisfactory to the Administrative Agent and its counsel as specified on Schedule 2 hereto, in each case (a) dated the Incremental Effective Date, (b) addressed to the Administrative Agent, the Lenders and each Issuing Bank on the Incremental Effective Date and (c) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents and the Amendment Transactions as the Administrative Agent shall reasonably request, and each of Holdings and each Borrower hereby instructs its counsel to deliver such opinions.

(c) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i) a copy of the certificate or articles of incorporation or limited liability agreement, including all amendments thereto, of each Loan Party, (a) in the case of a corporation, certified by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (b) in the case of a limited liability company, (i) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by such Loan Party or (ii) otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party or other person duly authorized by such Loan Party dated the Incremental Effective Date and certifying

(A) that attached thereto is a true and complete copy of the by-laws (or limited liability company agreement, articles of association or other equivalent governing documents) of such Loan Party as in effect on the Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below;

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of any Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Incremental Effective Date;

(C) that the certificate or articles of incorporation, articles of association or limited liability agreement of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;

(iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or other person duly authorized by such Loan Party executing the certificate pursuant to clause (ii) above; and

(iv) such other documents as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party on the Incremental Effective Date, the authorization of the Amendment Transactions and any other legal matters relating to such Loan Parties or the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received reasonably satisfactory evidence of the continuing first-priority perfected Liens under the Security Documents (to the extent intended thereunder) after giving effect to the Amendment Transactions; provided that with respect to the German Guarantor and the Arkema Acquiror and each Subsidiary Loan Party that is a subsidiary of the German Guarantor or the Arkema Acquiror, such evidence may be delivered after the Amendment Effective Date pursuant to Section 5.14 of the Credit Agreement, as amended by the Amendment; provided, further that each document listed on Schedule 3 hereto may be delivered to the Administrative Agent within ninety (90) days after the Amendment Effective Date (subject to extension by the Administrative Agent in its reasonable discretion).

(e) The Administrative Agent shall have received a certificate from the chief financial officer of the U.S. Borrower certifying that the U.S. Borrower and its subsidiaries, on a consolidated basis after giving effect to the Amendment Transactions, are solvent.

(f) On the Incremental Effective Date, (i) the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, (ii) the Borrowers shall be in Pro Forma Compliance after giving effect to the Tranche C-5 Term Loans and the Tranche C-6 Term Loans and the application of the proceeds therefrom as if made and applied on the Incremental Effective Date and (iii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers, dated as of the Incremental Effective Date, confirming compliance with the conditions set forth in clauses (i) and (ii) of this paragraph (e).

(g) There shall have not have occurred any Material Adverse Change (as defined in the Acquisition Agreement).

(h) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Effective Date pursuant to the Fee Letter.

(i) A Reaffirmation Agreement substantially in the form of Exhibit A hereto (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

Notwithstanding the foregoing, the obligations of the Incremental Lenders to make Tranche C-5 Term Loans and Tranche C-6 Term Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City Time on August 15, 2007 (and, in the event such conditions are not so satisfied, this Amendment shall terminate at such time).

SECTION 17. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Incremental Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by the Borrowers and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b) Neither the performance by any Loan Party of the Amendment Transactions, nor compliance by such Loan Party with the terms and provisions of the Reaffirmation Agreement (and, in the case of the Borrowers, this Amendment), will (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 17(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings (prior to a Qualified IPO), the Borrowers or any Subsidiary Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.

(c) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Incremental Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 18. Effectiveness; Amendments; Counterparts. (a) Sections 3(a) (with respect to the addition of the definitions of “Arkema Acquiror”, “Dutch Financial Supervisory Act”, “First Amendment Effective Date” and “Repricing Transaction” only), 3(e), 3(h), 3(i), 3(j), 3(l), 3(m), 3(n) 3(q), 6, 7, 11, 12, 14 and 15 of this Amendment shall become effective as of the date first above written when (i) the Administrative Agent shall have received (A) in the case of Holdings and the Borrowers, counterparts of this Amendment bearing the signatures of Holdings and the Borrowers and (B) in the case of the Lenders, counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders, (ii) all fees and expenses payable by the Borrowers pursuant to the Fee Letter shall have been paid and (iii) with respect to Sections 3(a) (with respect to the addition of the definition of “Repricing Transaction” only), 6 and 7 of this Amendment only, Section 3(b) of this Amendment has become effective upon satisfaction of the conditions set forth below in Section 18(b).

(b) Section 3(b) of this Amendment shall become effective as of the date first above written when (i) the Administrative Agent shall have received (A) in the case of Holdings and the Borrowers, counterparts of this Amendment bearing the signatures of Holdings and the Borrowers and (B) in the case of the Lenders, counterparts of this Amendment that, when taken together, bear the signatures of each Term Lender or, to the extent the Required Lenders have executed this Amendment and any Term Lender has not executed this Amendment, a counterpart of the Master Assignment Agreement in the form attached hereto as Exhibit B bearing the signature of such Term Lender and its corresponding Increasing Lender (as defined in the Master Assignment Agreement) and (ii) all fees and expenses payable by the Borrowers pursuant to the Fee Letter shall have been paid.

(c) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent and the requisite Lenders under Section 9.08 of the Credit Agreement (after giving effect to this Amendment). This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 19. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Banks, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Assumption Agreement”, the Incremental Lenders shall constitute “Lenders”, this Amendment and the Reaffirmation Agreement shall constitute “Loan Documents”, the Tranche C-5 Term Loans and the Tranche C-6 Term Loans shall constitute “Incremental Term Loans” and “Term Loans” and the Tranche C-5 Term Loan Commitments and the Tranche C-5 Term Loan Commitments shall constitute “Incremental Term Loan Commitments”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 20. No Novation. This Agreement shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Incremental Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.16, 2.17, 2.18 and 9.05 of the Credit Agreement as in effect immediately prior to the Incremental Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Incremental Effective Date.

SECTION 21. Security. Notwithstanding anything to the contrary in any Loan Document, it is understood and agreed that the obligations of the Dutch Borrower in respect of the Tranche C-5 Term Loans and the Tranche C-6 Term Loans shall not be secured by any Collateral (as defined in the Collateral Agreement) of Holdings, the U.S. Borrower or any Domestic Subsidiary Loan Party.

SECTION 22. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 23. Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, to the extent required by Section 9.05 of the Credit Agreement.

SECTION 24. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.

SECTION 25. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HEXION LLC,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS, INC.,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS CANADA, INC.,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS B.V.,

By:
Name:
Title:

HEXION SPECIALTY CHEMICALS UK LIMITED,

By:
Name:
Title:

BORDEN CHEMICAL UK LIMITED,

By:
Name:
Title:

J.P. MORGAN CHASE BANK, N.A., as Administrative Agent and as an Incremental Lender

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as an Incremental Lender

By:
Name:
Title:

SIGNATURE PAGE TO THE INCREMENTAL AMENDMENT AND AMENDMENT NO. 1, DATED AS OF JUNE ___, 2007, TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF NOVEMBER 3, 2006, AMONG HEXION LLC, HEXION SPECIALTY CHEMICALS, INC., THE OTHER BORROWERS PARTY THERETO, THE LENDERS AND AGENTS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

(A) If the undersigned signatory is identified on Schedule 1 as an Incremental Lender, the undersigned signatory, in its capacity as an Incremental Lender, hereby agrees to make Tranche C-5 Term Loans and/or Tranche C-6 Term Loans to the Dutch Borrower on the terms set forth in Section 17 of the Amendment;

(B) [Reserved]; and

(C) If the undersigned signatory is a Lender under the Credit Agreement, the undersigned hereby consents to the amendment of the Credit Agreement on the terms set forth in the Amendment

Lender Name

By:
Name:
Title:

By:
Name:
Title:

EXECUTION VERSION

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of June 15, 2007, among HEXION LLC, a Delaware limited liability company (“Holdings”), HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation (the “U.S. Borrower”), HEXION SPECIALTY CHEMICALS CANADA, INC., a Canadian corporation (the “Canadian Borrower”), HEXION SPECIALTY CHEMICALS B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), HEXION SPECIALTY CHEMICALS UK LIMITED, a corporation organized under the laws of England and Wales, and BORDEN CHEMICAL UK LIMITED, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower and the Dutch Borrower, the “Borrowers”), each other subsidiary of Holdings identified on the signature pages hereto (each, a “Subsidiary Party” and the Subsidiary Parties, Holdings and the Borrowers, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent and Collateral Agent under the Amended Credit Agreement referred to below.

WHEREAS Holdings, the Borrowers, the Lenders (as defined therein) party thereto, and JPMCB, as Administrative Agent have entered into an Incremental Facility Amendment and Amendment No. 1 dated as of June 15, 2007 (the “Amendment”), which amends the Second Amended and Restated Credit Agreement dated as of November 3, 2006 (the “Existing Credit Agreement” and, as amended and restated after giving effect to the Amendment, the “Amended Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto from time to time and the agents party thereto;

WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement);

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Reaffirmation/Amendment

SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrowers with Section 5.10 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrowers hereby confirms and agrees that (i) the Tranche C-5 Term Loans and the Tranche C-6 Term Loans (it being understood that the Tranche C-5 Term Loans and the Tranche C-6 Term Loans are not secured by any Collateral (as defined in the Collateral Agreement) of Holdings, the U.S. Borrower or any Domestic Subsidiary Loan Party) constitute Loan Document Obligations (as defined in the Collateral Agreement), (ii) the Tranche C-4 Initial Term Loans and the Tranche C-4 Delayed Draw Term Loans have constituted and continue to constitute Loan Document Obligations (as defined in the Collateral Agreement), (iii) the Tranche C-1 Term Loans, the Tranche C-2 Term Loans (it being understood that the Tranche C-2 Term Loans are not secured by any Collateral (as defined in the Collateral Agreement) of Holdings, the U.S. Borrower or any Domestic Subsidiary Loan Party) and Tranche C-3 Credit-Linked Deposits have constituted and continue to constitute Loan Document Obligations (as defined in the Collateral Agreement) and (iv) the Canadian Tranche Revolving Facility Loans, European Tranche Revolving Facility Loans, Swingline Loans and U.S. Tranche Revolving Facility Loans have constituted and continue to constitute Loan Document Obligations (as defined in the Collateral Agreement).

SECTION 1.02. Amendment. On and after the effectiveness of the Amendment, (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time, (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time, (iii) each reference in each Security Document to the “Collateral Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Collateral Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (iv) the definition of any term defined in any Security Document by reference to the terms defined in the “Collateral Agreement” shall be amended to be defined by reference to the defined term in the Amended Collateral Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

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ARTICLE II.

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction outside the United States).

SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 2.03. Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date).

ARTICLE III.

Miscellaneous

SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the U.S. Borrower under the Amended Credit Agreement.

SECTION 3.02. Expenses. The parties hereto acknowledge and agree that JPMCB and the Lenders shall be entitled to reimbursement of expenses as provided in Section 9.05 of the Amended Credit Agreement.

SECTION 3.03. Security Document. This Agreement is a Security Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

3

SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 3.05. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.06. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

SECTION 3.07. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.08. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement, the Existing Collateral Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Existing Collateral Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, any Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, a “Borrower”, the “U.S. Borrower”, the “Canadian Borrower”, the “Dutch Borrower”, the “U.K. Borrowers”, a “Subsidiary Loan Party”, a “Pledgor”, a “Guarantor” or a “Grantor” under the Existing Credit Agreement, the Existing Collateral Agreement or the other Security Documents. Each of the Existing Credit Agreement, the Existing Collateral Agreement and the other Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment or in connection herewith and therewith.

SECTION 3.10. Limitation. With respect to any Foreign Security Documents and any Foreign Pledge Agreements, notwithstanding anything herein to the contrary, the terms and provisions of this agreement shall apply only to the extent permitted under the governing law

4

of the applicable Foreign Security Document or Foreign Pledge Agreement. If any provision of this Agreement limits, qualifies or conflicts with a provision of any Foreign Security Document or Foreign Pledge Agreement, the applicable provision of such Foreign Security Document or Foreign Pledge Agreement shall govern.

5

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HEXION LLC,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS, INC.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS CANADA, INC.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS B.V.,

by
Name:
Title:

BORDEN CHEMICAL UK LIMITED,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS UK LIMITED,

by
Name:
Title:

BORDEN CHEMICAL FOUNDRY, LLC,

by
Name:
Title:

BORDEN CHEMICAL INVESTMENTS, INC.,

by
Name:
Title:

HEXION U.S. FINANCE CORP.,

by
Name:
Title:

HSC CAPITAL CORPORATION,

by
Name:
Title:

LAWTER INTERNATIONAL INC.,

by
Name:
Title:

BORDEN CHEMICAL INTERNATIONAL, INC.,

by
Name:
Title:

OILFIELD TECHNOLOGY GROUP, INC.,

by
Name:
Title:

HEXION CI HOLDING COMPANY (CHINA) LLC,

by
Name:
Title:

BORDEN INTERNATIONAL HOLDINGS LIMITED,

by
Name:
Title:

BORDEN CHEMICAL FINANCE LIMITED,

by
Name:
Title:

HEXION NOVA SCOTIA FINANCE, ULC, f/k/a Borden Nova Scotia Finance, ULC,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS HOLDING B.V.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS WESSELING GMBH, f/k/a Resolution Deutschland GmbH,

by
Name:
Title:

RESOLUTION RESEARCH NEDERLAND B.V.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS STANLOW LIMITED, f/k/a Resolution (UK) Performance Products Limited,

by
Name:
Title:

COMBINED COMPOSITE TECHNOLOGIES LIMITED,

by
Name:
Title:

RSM EUROPE B.V.,

by
Name:
Title:

RESOLUTION SPECIALTY MATERIALS ROTTERDAM B.V.,

by
Name:
Title:

NATIONAL BORDEN CHEMICAL GERMANY GMBH,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS CLAYTON LTD.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS LEUNA GMBH,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS ROTTERDAM INK B.V.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS MAASTRICHT B.V.,

by
Name:
Title:

HEXION SPECIALTY CHEMICALS BARBASTRO S.A., f/k/a Resolution Iberica Performance Products S.A.,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent,

By
Name:
Title:

EXHIBIT B

[FORM OF]

MASTER ASSIGNMENT AGREEMENT (this “Agreement”) dated as of             , 20    , among the DEPARTING LENDERS and INCREASING LENDERS (as defined below) party hereto, HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation (the “U.S. Borrower”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, certain Lenders with Loans outstanding under the Second Amended and Restated Credit Agreement dated as of November 3, 2006 (the “Existing Credit Agreement” and, as amended after giving effect to the Amendment (as defined below) the “Amended Credit Agreement”), among Hexion LLC, a Delaware limited liability company (“Holdings”), the U.S. Borrower, Hexion Specialty Chemicals Canada, Inc., a Canadian corporation (the “Canadian Borrower”), Hexion Specialty Chemicals B.V., a company organized under the laws of The Netherlands (the “Dutch Borrower”), Hexion Specialty Chemicals UK Limited, a corporation organized under the laws of England and Wales, and Borden Chemical UK Limited, a corporation organized under the laws of England and Wales (together, the “U.K. Borrowers” and, together with the U.S. Borrower, the Canadian Borrower and the Dutch Borrower, the “Borrowers”), the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto, are required, pursuant to Section 2.20(c) of the Existing Credit Agreement, to assign all of their outstanding Term Loans or unreimbursed Tranche C-3 Credit-Linked Deposits in connection with the amendment of the Existing Credit Agreement, pursuant to the terms and subject to the conditions of the Incremental Facility Amendment and Amendment No.1 (the “Amendment”) to be dated as of the date hereof, among Holdings, the Borrowers, the Administrative Agent and the Lenders party thereto.

NOW, THEREFORE, the U.S. Borrower, the Departing Lenders and Increasing Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall, unless the context requires otherwise, have the meanings assigned to such terms in the Existing Credit Agreement, receipt of a copy of which is hereby acknowledged by each Increasing Lender. As used in this Agreement:

“Departing Lenders” shall mean all Existing Lenders with Term Loans or unreimbursed Tranche C-3 Credit-Linked Deposits outstanding under the Existing Credit Agreement that do not consent to the amendment of the Existing Credit Agreement pursuant to the terms and subject to the conditions of the Amendment.

“Existing Lenders” shall mean the lenders under the Existing Credit Agreement that hold outstanding Term Loans or unreimbursed Tranche C-3 Credit-Linked Deposits, in each case, on the First Amendment Effective Date immediately prior to the effectiveness of the assignments contemplated by this Agreement.

“Increasing Lenders” shall mean the lenders, which may include Existing Lenders, identified on Schedule 1 hereto as “Increasing Lenders”.

SECTION 2. First Amendment Effective Date. The transactions provided for in Section 4 hereof shall be consummated at a closing to be held on the First Amendment Effective Date (as defined in the Amended Credit Agreement) at the offices of O’Melveny & Myers LLP, or at such other place as the U.S. Borrower and the Administrative Agent shall agree upon.

SECTION 3. PMP Requirements. (a) The Standard Terms and Conditions set forth in Annex 1 to Exhibit A to the Existing Credit Agreement are hereby agreed to and incorporated herein by reference and made a part of this Agreement as if set forth herein in full.

(b) EACH INCREASING LENDER WITH RESPECT TO ANY LOAN TO THE DUTCH BORROWER REPRESENTS AND WARRANTS THAT (i) IT IS A PMP AND (ii) IN LIGHT OF THE FOREGOING AND OTHER CONSIDERATIONS, IT HAS MADE ITS OWN INDEPENDENT APPRAISAL OF RISKS ARISING UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS.

SECTION 4. Assignments. (a) On the First Amendment Effective Date, pursuant to the terms and subject to the conditions set forth herein, each of the Departing Lenders shall be deemed to have sold and assigned to the Increasing Lenders, and each of the Increasing Lenders shall be deemed to have purchased and assumed from the Departing Lenders (with respect to outstanding Term Loans or unreimbursed Tranche C-3 Credit-Linked Deposits, at the principal amount thereof plus all unpaid interest accrued to but excluding the First Amendment Effective Date in respect thereof), such interests, rights and obligations with respect to the Term Loans and unreimbursed Tranche C-3 Credit-Linked Deposits of the Departing Lenders outstanding under the Existing Credit Agreement on the First Amendment Effective Date (all such interests, rights and obligations to be referred to herein as the “Assigned Interests”), as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions, (i) each Increasing Lender will hold the principal amount of outstanding Term Loans or unreimbursed Tranche C-3 Credit-Linked Deposits, set forth for such Increasing Lender under the heading “Increasing Lenders” on Schedule 1 hereto and (ii) each Existing Lender that is neither a Departing Lender nor an Increasing Lender (the “Unchanged Lenders”) will hold the principal amount of outstanding Term Loans or unreimbursed Tranche C-3 Credit-Linked Deposits, set forth for such Lender under the heading “Unchanged Lenders” on Schedule 1 hereto. Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit A to the Existing Credit Agreement, and shall be deemed to comply with Section 9.04 of the Existing Credit Agreement, notwithstanding the failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 9.04(b)(ii)(A) of the Existing Credit Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 9.04(b)(ii)(B) of the Existing Credit Agreement or (z) the requirement to execute and deliver Assignment and Acceptances in respect thereof. Without limiting the generality of the foregoing, each Departing Lender and Increasing Lender hereby makes the representations and warranties required to be made under paragraphs 1.1 and 1.2 of Annex 1 to Exhibit A to the Existing Credit Agreement by an Assignor and Assignee, respectively, with respect to the Assigned Interests being assigned or assumed by such Lender hereunder.

(b) On the First Amendment Effective Date, subject to the terms and conditions set forth herein, (i) each Increasing Lender purchasing and assuming Assigned Interests

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pursuant to paragraph (a) above shall pay the purchase price for such Assigned Interests pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (ii) the Administrative Agent shall pay to each Departing Lender selling and assigning such Assigned Interests pursuant to paragraph (a) above, out of the amounts received by the Administrative Agent pursuant to clause (i) of this paragraph (b), the purchase price for the Assigned Interests assigned by such Departing Lender pursuant to such paragraph (a) by wire transfer of immediately available funds to the account designated by such Departing Lender to the Administrative Agent not later than 5:00 p.m. (New York City time) on the First Amendment Effective Date.

(c) Each of the parties hereto hereby consents to the sales, assignments, purchases and assumptions provided for in paragraphs (a) and (b) above, and agrees that each Increasing Lender shall be a party to the Amended Credit Agreement and, to the extent of the interests purchased by such Increasing Lender pursuant to such paragraphs or held by such Increasing Lender prior to the First Amendment Effective Date and not sold or assigned hereunder, shall have the rights and obligations of a Lender under the Amended Credit Agreement.

SECTION 5. Payments. From and after the First Amendment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Departing Lender for amounts which have accrued to but excluding the First Amendment Effective Date and to the Increasing Lender for amounts which have accrued from and after the First Amendment Effective Date.

SECTION 6. Counterparts; Amendments. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, the Administrative Agent and each other party hereto. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the U.S. Borrower and the Administrative Agent.

SECTION 7. No Novation. Neither this Agreement nor the sales, assignments, purchases and assumptions contemplated hereby shall extinguish the outstanding Loans or any other obligations for the payment of money outstanding under the Existing Credit Agreement or release the Liens granted under or the priority of any Security Document or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the outstanding Loans or any other obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Existing Credit Agreement.

SECTION 10. Applicable Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

HEXION SPECIALTY CHEMICALS, INC.,

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,

By:
Name:
Title:

SIGNATURE PAGE TO MASTER ASSIGNMENT AGREEMENT DATED AS OF , 20 , AMONG THE LENDERS PARTY THERETO, HEXION SPECIALTY CHEMICALS, INC. AND JPMORGAN CHASE BANK, N.A.

Institution:

By:
Name:
Title:

Schedule 1

Increasing Lenders and Unchanged Lenders

SCHEDULE 1

INCREMENTAL LENDERS AND LOANS

Lenders	Tranche C-5 Term Loans	Tranche C-6 Term Loans
JPMorgan Chase Bank, N.A.	$100,000,000.00	$100,000,000.00	[1]

[1]	To be funded in euro in an amount equal to € 75,363,629.51.

SCHEDULE 2

LOCAL FOREIGN COUNSEL

Clifford Chance (Belgian counsel)

Clifford Chance (Czech counsel)

Clifford Chance (German counsel)

Clifford Chance (Italian counsel)

Clifford Chance (Madrid counsel)

Clifford Chance (UK counsel )

NautaDutilh (Dutch counsel)

Arias, Fabrega & Fabrega (Panamanian counsel)

Stikemen Elliott LLP (Ontario, Quebec, Alberta and British Columbia counsels)

Stewart McKelvey Stirling Scales (Nova Scotia counsel)

Noerr Stiefenhofer Lutz (German Counsel)

Freshfields Bruckhaus Deringer LLP (German Counsel)

NTMC (Italian counsel)

SCHEDULE 3

POST-CLOSING ITEMS

None.